Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	(18,092)	(22,338)	1,840	3,137	443	327
Investment securities, at market	1,254,963	1,220,319	1,187,641	1,102,929	1,086,559	1,033,077
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,296,871	1,257,981	1,249,481	1,166,066	1,147,002	1,093,404

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value (Note)	13,439,301	14,096,550	14,096,550	14,096,550	0	0
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	34,939,301	35,596,550	35,596,550	35,596,550	21,500,000	21,500,000

TOTAL ASSETS	36,236,172	36,854,531	36,846,031	36,762,616	22,647,002	22,593,404

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted    June 5, 2008        Signed    /s/ Gary N Thompson        Printed  Name of Signatory    Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08
LIABILITIES:
Post-Petition debt (Sched. C)	31,629	25,649	28,066	6,988	31,738	26,870

Pre-Petition Debt:
Litigation claims (Note)	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,187,943	138,181,963	138,184,380	138,163,302	138,188,052	138,183,184

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	3,089,025	3,713,364	3,702,447	3,640,110	(10,500,254)	(10,548,984)

TOTAL SHAREHOLDERS EQUITY	(101,951,771)	(101,327,432)	(101,338,349)	(101,400,686)	(115,541,050)	(115,589,780)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	36,236,172	36,854,531	36,846,031	36,762,616	22,647,002	22,593,404

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08
REVENUE:
Net investment income	4,447	3,941	2,681	2,539	1,881	1,723
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,745)	(7,583)	(7,582)	(7,583)	(7,582)	(7,368)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	(6,955)	0	0	0	(481)	0
Legal fees and expenses	(17,701)	(26,985)	(3,995)	(5,155)	(19,661)	(40,640)
Accounting fees and expenses	0	0	0	0	0	0
Actuarial services	0	0	0	0	(12,260)	0
Insurance	0	0	0	(50,000)	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(1,006)	(2,247)	(2,016)	(2,084)	(5,527)	(1,918)
Miscellaneous	(5)	(37)	(5)	(54)	(183)	(527)

NET OPERATING INCOME / LOSS	(27,965)	(32,911)	(10,917)	(62,337)	(43,813)	(48,730)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC (Note)	0	476,849	0	0	(14,096,550)	0
Equity in unrealized losses of securities of AIC	0	180,400	0	0	0	0

TOTAL OTHER INCOME (EXPENSE)	0	657,249	0	0	(14,096,550)	0

NET INCOME (LOSS)	(27,965)	624,338	(10,917)	(62,337)	(14,140,363)	(48,730)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08
CASH DIFFERENCE:
Current ending cash balance	(18,092)	(22,338)	1,840	3,137	443	327
Less ending prior month balance	(1,042)	18,092	22,338	(1,840)	(3,137)	(443)

NET CASH INCREASE (DECREASE)	(19,134)	(4,246)	24,178	1,297	(2,694)	(116)

SOURCES OF CASH:
Net income (loss)	(27,965)	624,338	(10,917)	(62,337)	(14,140,363)	(48,730)
Equity in earnings and unrealized losses of AIC	0	(657,249)	0	0	14,096,550	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	45,023	34,645	32,678	84,712	16,369	53,482
Increase in:
Post-petition debt	0	0	2,417	0	24,750	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	17,058	1,734	24,178	22,375	(2,694)	4,752

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post-petition debt	(36,192)	(5,980)	0	(21,078)	0	(4,868)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(36,192)	(5,980)	0	(21,078)	0	(4,868)

NET CASH INCREASE (DECREASE)	(19,134)	(4,246)	24,178	1,297	(2,694)	(116)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08	5/31/08
TRADE ACCOUNTS PAYABLE	31,629	25,649	28,066	6,988	31,738	26,870
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	31,629	25,649	28,066	6,988	31,738	26,870